UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

January 20, 2011

Dear Shareholder:

We are writing to inform you of the upcoming special meeting (the “Meeting”) of shareholders of the Hatteras Alpha Hedged Strategies Fund (“Alpha” or the “Fund”), a series of Hatteras Alternative Mutual Funds Trust (the “Trust”).  The Meeting is scheduled for March 16, 2011 to vote on important proposals affecting the Fund as described in the enclosed Proxy Statement.

Your Fund and its investment objectives will not change as a result of this proxy solicitation.  You will still own the same shares in the Fund.

If you are a shareholder of record as of the close of business on January 18, 2011, you are entitled to vote at the Meeting and at any adjournment or postponement thereof.  While you are, of course, welcome to join us at the Meeting, most shareholders will cast their votes by filling out and signing the enclosed Proxy Card or by voting by touch-tone telephone or through the Internet, as explained on the Proxy Card.  The Board has recommended approval of each proposal and encourages you to vote “FOR” each proposal.  If you have any questions regarding the issue to be voted on, please do not hesitate to call 1-(888) 916-1751.  Whether or not you are planning to attend the Meeting, we need your vote.  Please mark, sign, and date the enclosed Proxy Card(s) and promptly return it in the enclosed, postage-paid envelope so that the maximum number of shares may be voted.  You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your Proxy Card.

Thank you for taking the time to consider these important proposals and for your continuing investment in the Fund.

Sincerely,

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

/s/ David B. Perkins, President

YOUR VOTE IS IMPORTANT

We consider the vote of each shareholder important, whatever the number of shares held.  Please sign, date and return your proxy card in the enclosed envelope (unless you are authorizing your proxy by touch-tone telephone or through the Internet) at your earliest convenience.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

NOTICE OF SPECIAL MEETING
TO BE HELD MARCH 16, 2011

Important Notice regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on March 16, 2011: The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Internet at www.proxy-direct.com/hat22269.

To the shareholders of Hatteras Alpha Hedged Strategies Fund (“Alpha” or the “Fund”), a series of Hatteras Alternative Mutual Funds Trust (the “Trust”):

Notice is hereby given that a special meeting (the “Meeting”) of shareholders of the Funds will be held on March 16, 2011, at 9:00 a.m., Eastern time, at the offices of Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.  At the Meeting, you and the other shareholders of the Fund will be asked to consider and vote, as applicable:

1.
To approve an amendment to the investment advisory agreement by and between the Trust, on behalf of Alpha, and Hatteras Alternative Mutual Funds, LLC (the “Adviser”), Alpha’s investment adviser; pursuant to which Alpha will pay the Adviser an annual management fee equal to 0.25% of the Fund’s average daily net assets;

2.
To approve an amendment to the operating services agreement by and between the Trust, on behalf of Alpha, and the Adviser; pursuant to which the operating services fee will be increased by 0.75% resulting in Alpha paying the Adviser an annual operating services fee equal to 1.49% of the Fund’s average daily net assets;

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

It is important to note that the Board of Trustees has approved certain amendments to the investment advisory agreement and operating services agreement by and between Underlying Funds Trust and the Adviser, which decrease the fees payable indirectly by Alpha by an amount equal to the total of the fees proposed above.

These proposals are discussed in greater detail in the attached Proxy Statement.  Shareholders of record at the close of business on January 18, 2011 are entitled to notice of, and to vote at, the Meeting.  Please read the accompanying Proxy Statement.  Regardless of whether you plan to attend the Meeting, please complete, sign and return promptly the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted.  Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card.  You may change your vote at any time by submitting a later-dated proxy or by voting at the Meeting.

                                                                                     By Order of the Board of Trustees

 /s/ David B. Perkins

                                                                                     David B. Perkins, President
January 20, 2011

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
on behalf of
Hatteras Alpha Hedged Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

PROXY STATEMENT
January 20, 2011

General.  This Proxy Statement is being furnished by the Board of Trustees (the “Board”) of Hatteras Alternative Mutual Funds Trust (the “Trust”), to the shareholders of its series, Hatteras Alpha Hedged Strategies Fund (“Alpha” or the “Fund”), in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting (the “Meeting”) to be held March 16, 2011, at 9:00 a.m., Eastern time, at the offices of Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615, for the purposes set forth below and in the accompanying Notice of Special Meeting.  The approximate mailing date of this Proxy Statement to shareholders is on or about January 24, 2011.  At the Meeting, the shareholders of the Funds will be asked, as applicable:

1.
To approve an amendment to the investment advisory agreement by and between the Trust, on behalf of Alpha, and Hatteras Alternative Mutual Funds, LLC (the “Adviser”), Alpha’s investment adviser; pursuant to which Alpha will pay the Adviser an annual management fee equal to 0.25% of the Fund’s average daily net assets;

2.
To approve an amendment to the operating services agreement by and between the Trust, on behalf of Alpha, and the Adviser; pursuant to which the operating services fee will be increased by 0.75% resulting in Alpha paying the Adviser an annual operating services fee equal to 1.49% of the Fund’s average daily net assets;

3.	To transact such other business as may properly come before the Meeting or any adjournments thereof.

It is important to note that the Board of Trustees has approved certain amendments to the investment advisory agreement and operating services agreement by and between Underlying Funds Trust and the Adviser, which decrease the fees payable indirectly by Alpha by an amount equal to the total increase in fees proposed above.

Record Date/Shareholders Entitled to Vote.  The Fund is a separate series of the Trust, a Delaware statutory trust and registered investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Meeting.  Shareholders of the Fund at the close of business on January 18, 2011, will be entitled to be present and vote at the Meeting.  As of that date, there were 30,781,393.023 shares of Alpha outstanding and entitled to vote, representing total net assets of approximately $328,095,626.

Voting Proxies. Whether you expect to be personally present at the Meeting or not, we encourage you to vote by proxy.  You can do this by completing, dating, signing and returning the enclosed proxy card.  You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card.  Properly executed proxies will be voted as you instruct by the persons named in the accompanying proxy statement.  In the absence of such direction, however, the persons named in the accompanying proxy statement intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.  Shareholders who execute proxies may revoke them at any time before they are voted, either by executing or authorizing a later-dated proxy by mail, touch-tone telephone or through the Internet, or in person at the Meeting.  If not so revoked, the shares represented by the proxy will be voted at the Meeting, and any adjournments or postponements thereof, as instructed.  Attendance by a shareholder at the Meeting does not, in itself, revoke a proxy.

In addition to approval by the Board, including by a majority of its Trustees who are not considered to be “interested persons” of the Fund as that term is defined in the 1940 Act (the “Independent Trustees”), the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for each Proposal to become effective.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon.  Proxies received prior to the Meeting on which no vote is indicated will be voted “for” each proposal as to which it is entitled to vote.

Quorum Required to Hold Meeting.  In order to transact business at the Meeting, a “quorum” must be present.  Under the Trust’s Agreement and Declaration of Trust and Delaware law, a quorum is constituted by the presence in person or by proxy of the holders of one-third of the Fund’s shares entitled to vote at the Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter.  Abstentions and broker non-votes will not, however, be counted as voting on any matter at the Meeting when the voting requirement is based on achieving a percentage of the “voting securities outstanding.”  With respect to any proposal that requires the affirmative vote of a majority of the Fund’s shares present at the Meeting or of the Fund’s shares outstanding for approval, a broker non-vote or abstention will have the effect of a vote against the proposal.

If a quorum of shareholders of the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may, but are under no obligation to, propose one or more adjournments or postponements of the Meeting to permit further solicitation of proxies.  Any business that might have been transacted at the Meeting may be transacted at any such adjourned or postponed session(s) at which a quorum is present.  The Meeting may also be adjourned or postponed from time to time by a majority of the votes of present at the Meeting properly cast upon the question of adjourning or postponing the Meeting to another date and time, whether or not a quorum is present.  With respect to each proposal, the persons named as proxies will vote all proxies in favor of adjournment or postponement that voted in favor of a particular proposal (including abstentions and broker non-votes), and vote against adjournment or postponement all proxies that voted against such proposal.  Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above.

Method and Cost of Proxy Solicitation.  Proxies will be solicited by the Trust primarily by mail.   The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Funds, the Adviser, or U.S. Bancorp Fund Services, LLC (“USBFS”), the Fund’s administrator, who will not be paid for these services.  In addition, the Adviser has retained Georgeson, Inc. d/b/a Computershare Fund Services (“Computershare”), 280 Oser Avenue, Hauppauge, New York 11788, to assist in the proxy solicitation and the tabulation of votes.  The cost of Computershare’s services is estimated to be between $40,000 and $50,000, plus expenses.  In addition, the Adviser has agreed to indemnify Computershare for certain claims or liabilities it may incur as a result of the proxy solicitation.  The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund’s officers or Computershare, in person or by telephone, will be borne by the Adviser.  The Fund, the Adviser or USBFS may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons.  If requested, the Adviser shall reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

As the Meeting date approaches, certain shareholders may receive a telephone call from a representative of Computershare and/or officers, employees or agents of the Adviser, if their votes have not been received.  Authorization to permit Computershare to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with procedures believed by the Funds to be reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.  If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this proxy statement or attend in person.  Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact Computershare toll-free at 1-(888) 916-1751.  Any proxy given by a shareholder is revocable until voted at the Meeting.

Other Information. The Fund’s investment adviser is Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.  The Fund’s distributor and principal underwriter is Hatteras Capital Distributors, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615.  Quasar Distributors, LLC (“Quasar”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as the Fund’s sub-distributor pursuant to a sub-distribution agreement with the series of the Trust, including the Fund, and the Distributor.  Prior to September 15, 2009, Quasar served as the Fund’s principal underwriter and national distributor for its shares.  In addition to serving as the Fund’s administrator, USBFS also serves as the Fund’s transfer and dividend disbursing agent, and is an affiliate of Quasar.  USBFS is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.  Custodial Trust Company, 101 Carnegie Center, Princeton, New Jersey 08540, serves as custodian for the Fund’s securities and cash.

Share Ownership.  To the knowledge of the Fund’s management, before the close of business on December 31, 2010, the following persons owned of record more than 5% of the outstanding shares of the Fund:
Name and Address	Name of Fund	Number of Shares	% Ownership	Type of Ownership
Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001	Hatteras Alpha Hedged Strategies Fund – No Load	8,978,143.791	31.40%	R
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	Hatteras Alpha Hedged Strategies Fund – No Load	4,299,365.428	15.04%	R
National Financial Services, LLC 200 Liberty Street New York, NY 10281	Hatteras Alpha Hedged Strategies Fund – No Load	1,707,408.702	5.97%	R
Citigroup Global Markets, Inc. 333 West 34th Street New York, NY 10001	Hatteras Alpha Hedged Strategies Fund – Class C	314,352.603	15.73%	R
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	Hatteras Alpha Hedged Strategies Fund – Class C	137,803.766	6.90%	R

Information about the Funds.  The Trust, on behalf of the Fund, is required by Federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”).  The SEC maintains a website that contains information about the Fund (www.sec.gov). Any such proxy material, reports and other information can be inspected and copied, after paying a duplicating fee, at the Office of Public Reference, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov.   The public may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (202) 551-8090.

Reports to Shareholders.  COPIES OF THE FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS ARE AVAILABLE WITHOUT CHARGE UPON WRITING TO THE FUND, C/O U.S. BANCORP FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN, 53201-0701 OR BY CALLING, TOLL-FREE, (877) 569-2382.  THESE REPORTS ARE ALSO AVAILABLE ON THE SEC’S WEBSITE, WWW.SEC.GOV.

BACKGROUND RELATING TO THE PROPOSALS

As described in its prospectus, Alpha invests all of its assets in the series of Underlying Funds Trust, an affiliate of the Trust.  The Adviser is a party to an investment advisory agreement with each of the Trust and Underlying Funds Trust, on behalf of each trust’s series, and an operating services agreement with each of the Trust and the Underlying Funds Trust, on behalf of each trust’s series (collectively, the “Hatteras Agreements”).

On December 3, 2010, the Adviser presented proposals to the Board of Trustees of the Trust and the Underlying Funds Trust relating to changes to certain fees charged under the investment advisory and operating services agreements applicable to Alpha, including decreasing the fees payable pursuant to such agreements between the Adviser and Underlying Funds Trust.

Currently, shareholders of Alpha are obligated to pay investment management and operating services fees, either directly or indirectly by virtue of Alpha’s investment in Underlying Funds Trust, equal to 3.00% annually (excluding shareholder servicing fees and interest expense and dividends payable on short positions).  The Adviser is committed to maintaining unitary pricing at the current level for shareholders of Alpha and, as described below, has proposed a decrease in fees at certain asset levels, subject to shareholder approval of Proposal No. 1 and No. 2 in this Proxy Statement.  The combined effect of the proposed changes to the Hatteras Agreements described in this Proxy Statement maintains the current level of overall fees charged, without increase.  However, upon careful review of the services provided to Alpha and to the series of Underlying Funds Trust, respectively, the Adviser proposed and the Board agreed that it was proper to amend the Hatteras Agreements applicable to Alpha and the Underlying Funds Trust to more accurately reflect the entity to which the services are being provided and adjust the level of fees charged to each such entity accordingly.

Management of the Adviser underwent a change of control in September of 2009, as approved by shareholders, and since that time, management had an opportunity to better understand the services required by the series of the Trust as compared to the series of the Underlying Funds Trust.  With the benefit of this experience over the past 16 months, the Adviser believes that a reallocation of the fees charged to Alpha, as compared to the series of the Underlying Funds Trust is proper in light of the services provided to each entity.  For example, under the current fee arrangements, Alpha shareholders do not pay any management fee directly to the Adviser, however, new management of the Adviser has found it necessary to dedicate significant resources to the determination and monitoring of the allocation of Alpha assets among the Underlying Funds Trust, which it considers an investment advisory service directly provided to Alpha.  Additionally, the Adviser has enhanced operational services that it provides to Alpha, including more detailed and frequent communications with shareholders through the Hatteras website and improved reporting to service providers regarding the Fund and its portfolio.

The Adviser further explained that the reallocation of the existing fees between the Alpha and Underlying Funds Trust would better enable the Adviser to pursue its plans to grow the Hatteras fund complex by offering additional investment products to shareholders and the marketplace generally, including additional series of the Trust and additional share classes of Alpha.  The Adviser expressed the importance of accurately reflecting the entity receiving services in its charging of fees before proceeding with its plans for growth of the Hatteras fund complex.  For these reasons, the Adviser proposed the following:

First, (i) decrease the investment management fee payable by the Underlying Funds Trust (and indirectly by the shareholders of Alpha by virtue of Alpha investing all of its assets in the Underlying Funds Trust) from 2.50% of average daily net assets to 1.75% of average daily net assets (a decrease of 0.75% of average daily net assets) and (ii) decrease the operating services fee payable by the Underlying Funds Trust (and indirectly by the shareholders of Alpha by virtue of Alpha investing all of its assets in the Underlying Funds Trust) from 0.50% of average daily net assets to 0.25% of average daily net assets (a decrease of 0.25% of average daily net assets) for an overall decrease in fees payable directly by the Underlying Funds Trust (and indirectly by Alpha) from 3.00% of average daily net assets to 2.00% of average daily net assets annually.

Next, (i) add an investment management fee payable directly by Alpha equal to 0.25% of average daily net assets and (ii) increase the operating services fee payable directly by Alpha by 0.75% to 1.49% of average daily net assets.

The net result of the changes proposed above results in no change in the overall fees paid by the shareholders of Alpha.

Furthermore, in addition to these changes and as evidence of the Adviser’s commitment to growing Alpha for the benefit of its shareholders, the Adviser proposed further limiting fees as the assets of Alpha increase.  Assuming shareholder approval of Proposals No. 1 and No. 2 below, the Adviser has agreed to enter into an Expense Limitation Agreement.  The Agreement will be for consecutive one year terms, terminable by the Board or the Adviser at the end of each term by providing 60 days notice.  The Agreement institutes the following breakpoint schedule applicable to the fees of Alpha (including management, operating services and shareholder servicing fees, but excluding short sale dividend and interest expenses and any extraordinary expenses of Alpha):
Assets of Alpha	Fee Limitation (based on average daily net assets) No Load Class	Fee Limitation (based on average net assets) Class C
First $0 to $300 million	3.99%	4.74%
Assets in excess of $300 million	2.99%	3.74%

PROPOSAL NO. 1:

TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF ALPHA, AND THE ADVISER; PURSUANT TO WHICH ALPHA WILL PAY THE ADVISER AN ANNUAL MANAGEMENT FEE EQUAL TO 0.25% OF THE FUND’S AVERAGE DAILY NET ASSETS

Background and Legal Analysis.  Pursuant to an investment advisory agreement dated September 9, 2009 (the “HAMF Advisory Agreement”), Hatteras Alternative Mutual Funds, LLC provides investment advisory services to the series of Hatteras Alternative Mutual Funds Trust, including Alpha.  On June 10, 2009, the Board, including all of the Independent Trustees, met in person to consider the approval of the HAMF Advisory Agreement, in light of the acquisition of a majority of the interests of Alpha’s investment adviser at that time, Alternative Investment Partners, LLC, by Hatteras Capital Investment Management, LLC.   Following Board approval, the HAMF Advisory Agreement was approved by shareholders of Alpha at a meeting held on September 9, 2009 for an initial term of two years.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders and precisely describes all compensation payable thereunder.  The proposed revisions to the Hatteras Agreements, including the HAMF Advisory Agreement, change the compensation payable thereunder and therefore require the approval of shareholders.

On December 3, 2010, the Board met in-person to discuss, among other things, the proposed revisions to the Hatteras Agreements and held further discussions during an executive session of only the Independent Trustees with counsel.  Acting on behalf of each of the Funds in their capacity as the sole shareholders of each of the series of Underlying Funds Trust, the Board approved amendments to the investment advisory agreement and operating services agreement between the Adviser and the Underlying Funds Trust, which decrease the fees payable directly by the Underlying Funds Trust (and indirectly by Alpha), subject to approval by the shareholders of Alpha of Proposals No. 1 and No. 2 set forth in this Proxy Statement.  After giving consideration to the factors set forth below under “Considerations of the Board of Trustees,” the Board, including a majority of the Independent Trustees, voted to approve the proposed amendments to the Hatteras Agreements, including the addition of a 0.25% management fee to the HAMF Advisory Agreement (the “Amended HAMF Advisory Agreement”), subject to shareholder approval, and recommended that the Amended HAMF Advisory Agreement be submitted to the shareholders of Alpha for approval.

Approval by the shareholders of Alpha is necessary to amend the HAMF Advisory Agreement, which adds an annual management fee payable by Alpha equal to 0.25% of average daily net assets.  If approved by the shareholders of Alpha, the Amended HAMF Advisory Agreement will be executed and become effective on May 1, 2011.  Other than the addition of the 0.25% annual management fee, the terms and conditions of the Amended HAMF Advisory Agreement applicable to Alpha are unchanged.

Summary of the Amendment to the HAMF Advisory Agreement.  The proposed form of the Amended HAMF Advisory Agreement, as approved by the Board, is attached at Exhibit A and should be referenced for its specific terms.

Advisory Services and Fees.  The HAMF Advisory Agreement, in its current form and as amended, provides that the Adviser, either directly or through the identification and supervision of suitable sub-advisers, provides certain investment advisory services to Alpha, including Fund management, portfolio research services, investment research and the allocation of Fund assets to separate sub-accounts of sub-advisers, subject to the supervision of the Board.  Under the current form of the HAMF Advisory Agreement, the Adviser was compensated indirectly for these services to Alpha under its investment advisory agreement with Underlying Funds Trust at the annual rate of 2.50% of each Underlying Fund’s average daily net assets.  The proposed amendment to the HAMF Advisory Agreement obligates Alpha to pay the Adviser directly a management fee equal to 0.25% of its average daily net assets (on an annualized basis), in light of the decrease in fees payable under the investment advisory and operating services agreements between the Adviser and the Underlying Funds Trust.

Brokerage Policies.  No revision has been proposed with regard to the brokerage policies of the Adviser applicable to Alpha.  The current HAMF Advisory Agreement and the Amended HAMF Advisory Agreement both authorize the Adviser to select the brokers or dealers that will execute the purchases and sales of securities of Alpha and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution.  The Adviser may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the research, software or other services provided by the broker to the Adviser.  However, both agreements provide that such higher commissions will not be paid by the Funds unless the Adviser determines the commissions are reasonable in relation to the value of services provided and satisfies other requirements in accordance with Section 28(e) under the Securities Exchange Act of 1934 (the “Exchange Act”).

Payment of Expenses.  No revision has been proposed with regard to the payment of expenses under the Amended HAMF Advisory Agreement.  Both the current and amended form of the HAMF Advisory Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with its advisory services provided for Alpha.  The Adviser will not be required to pay the costs and expenses associated with purchasing securities and other investments for Alpha (including brokerage commissions and other transaction or custodial charges).

Duration and Termination.  No revision has been proposed with regard to the duration and termination of the Amended HAMF Advisory Agreement.  Both the current and amended form of the HAMF Advisory Agreement provide that they shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including by the Independent Trustees, or by Fund shareholders.  Both forms of the HAMF Advisory Agreement may be terminated by the Board or a vote of a majority of the shareholders, or by the Adviser, upon 60 days’ notice.

Other Provisions. Both the current and amended form of the HAMF Advisory Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence, or reckless disregard in the performance of its duties, or breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability to the Funds or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets.

The Adviser is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholders accounts.  These shareholder services may be performed by the Adviser directly or by others on behalf of the Adviser, and may include, among other things, assisting shareholders in processing their purchase, exchange, or redemption requests, processing dividend and distribution payments, or other administrative overhead associated with servicing Alpha’s shareholders.  The shareholder servicing agents have each entered into shareholder servicing agreements with the Adviser and perform these functions on behalf of their clients who own shares of Alpha.  For this service, the Adviser receives an annual shareholder servicing fee equal to 0.25% of Alpha’s average daily net assets.

Also, the Adviser provides day-to-day operational services to Alpha pursuant to an Operating Services Agreement (“Services Agreement”).  Proposal No. 2 set forth below addresses the proposed amendment to the Services Agreement.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Alpha under the terms of the current HAMF Advisory Agreement and HAMF Services Agreement (as defined below):

Shareholder Fees (fees paid directly from your investment)	No Load	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	No Load	Class C
Management Fees	None	None
Distribution and Service (Rule 12b-1) Fees	None	1.00%
Other Expenses (includes Shareholder Services Fee, Operating Services Fee and Interest Expense and Dividends on Short Positions)	2.17%	1.92%
Shareholder Services Fee	0.25%	0.00%
Operating Services Fee	0.74%	0.74%
Interest Expense and Dividends on Short Positions	1.18%	1.18%
Acquired Fund Fees and Expenses	3.00%	3.00%
Total Annual Fund Operating Expenses	5.17%	5.92%

Example
This Example is intended to help you compare the cost of investing in Alpha with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Alpha for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load	$517	$1,547	$2,574	$5,126
Class C	$589	$1,752	$2,893	$5,655

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Alpha under the terms of the Amended HAMF Advisory Agreement and Amended HAMF Services Agreement (as defined below), as well as giving effect to the amendments to the investment advisory and operating services agreement between Underlying Funds Trust and the Adviser:

Shareholder Fees (fees paid directly from your investment)	No Load	Class C
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None	None
Redemption Fee	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	No Load	Class C
Management Fees	0.25%	0.25%
Distribution and Service (Rule 12b-1) Fees	None	1.00%
Other Expenses (includes Shareholder Services Fee, Operating Services Fee and Interest Expense and Dividends on Short Positions)	2.92%	2.67%
Shareholder Services Fee	0.25%	0.00%
Operating Services Fee	1.49%	1.49%
Interest Expense & Dividends on Short Positions	1.18%	1.18%
Acquired Fund Fees and Expenses	2.00%	2.00%
Total Annual Fund Operating Expenses	5.17%	5.92%

Example
This Example is intended to help you compare the cost of investing in Alpha with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in Alpha for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
No Load	$517	$1,547	$2,574	$5,126
Class C	$589	$1,752	$2,893	$5,655

Compensation. For the fiscal year ended December 31, 2010, the Adviser received $11,104,326 in fees for its advisory, operating and shareholder services to Alpha and the Underlying Funds Trust.  If the amendments to the Hatteras Agreements, including those set forth in Proposals No. 1 and 2 of this Proxy Statement, the aggregate compensation received by the Adviser from Alpha and the Underlying Funds Trust would have been the same.

Required Vote.  Approval of the Amended HAMF Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of Alpha.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.  If the Amended HAMF Advisory Agreement is approved by the Alpha shareholders, it will become effective on May 1, 2011.

If the shareholders of Alpha do not approve the amendment to the HAMF Advisory Agreement, the proposed reductions in the fees payable to the Adviser by the Underlying Funds Trust pursuant to the investment advisory agreement and the operating services agreement, will not take effect, nor will the proposed breakpoint schedule proposed by the Adviser limiting the fees payable by Alpha as the Fund’s assets grow.  The Adviser may continue to serve as the investment adviser for Alpha under the current terms of the HAMF Advisory Agreement.

           Considerations of the Board of Trustees. The Board met in person during its quarterly meeting on December 3, 2010, including in executive session, to consider the approval of the amended HAMF Advisory Agreement.  The Board discussed and considered materials which had been distributed to them in advance of the meetings and prepared by the Adviser.  These materials included, among other things, information regarding the following: (a) all proposed changes relating to the fees charged pursuant to the Hatteras Agreements, including the terms of the proposed Expense Limitation Agreement;  (b) the impact of the amendment to the HAMF Advisory Agreement, as well as those to the other Hatteras Agreements, on the Adviser’s financial soundness, profitability and projected financial condition; (c) information on economies of scale resulting from the proposed breakpoints and Expense Limitation Agreement; (d) description of services provided to Alpha and those provided to the Underlying Funds Trust; (d) plans for growth of the Hatteras Funds complex.  The Board had the opportunity to ask representatives from the Adviser questions.

The Board of Trustees believes that the terms and conditions of the amended HAMF Advisory Agreement are fair to, and in the best interests of, Alpha and its respective shareholders.  The Board of Trustees also believes that there will be no diminution in the services provided by the Adviser to Alpha.  In addition, when considering the overall impact of all of the proposed revisions to the Hatteras Agreement, the Board concluded that there would be no increase to the fees payable by the shareholders of Alpha and that, in light of the proposed Expense Limitation Agreement, overall fees payable by Alpha shareholders may decrease in the future.

During the Board’s meeting held on December 3, 2010, which included a separate executive session attended only by the Independent Trustees and the Funds’ independent counsel, the Trustees evaluated the quality of services the Adviser had provided in the past and was expected to continue to provide to the Fund and the compensation proposed to be paid to the Adviser under the amended HAMF Advisory Agreement, as well as under the other Hatteras Agreements.  The Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the compensation payable to the Adviser under the proposed HAMF Advisory Agreement, as amended, in combination with the Trust’s operating services agreement with the Adviser, as well as the investment advisory agreement and operating services agreement between Underlying Funds Trust and the Adviser, which combined will be at the same unitary rate as the compensation payable by to the Adviser under the Hatteras Agreements currently in place; (2) the potential to limit fees payable by the shareholders of Alpha as a result of the breakpoint schedule pursuant to the proposed Expense Limitation Agreement; (3) while the advisory fees paid to the Adviser are higher than fees typically paid by other mutual funds, the fee was believed to continue to be comparable to other hybrid investment products including several open-end mutual funds currently in existence, considering the level of services to be provided, the research intensive investing strategies that will be used and the specialized skill required, the level of resources available to the Adviser to implement the strategies and that the various sub-advisers used by the Fund would continue to receive a significant portion of the Adviser’s fee; (4) the favorable history, reputation, qualification, background and strong financial condition of the Adviser, as well as the qualifications of its personnel, noting in particular its complete satisfaction with the several representatives of the Adviser who had attended and contributed to Board meetings; (5) the consistent high quality of services provided to Alpha, as well as those provided to the Underlying Funds Trust, by the Adviser including the extensive and informative written materials evaluating and monitoring the Fund’s sub-advisors the Adviser has designed over the past year and begun providing to the Trustees at each of their regular meetings; and (6) the investment performance of Alpha since commencement of operations on an absolute basis and compared to funds that the Adviser has identified as comparable to Alpha because of their structure in that such funds take a “manager of managers” approach or because of such funds’ alternative approach to investing and low correlation to traditional asset classes.

The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by the Alpha to the Adviser under the HAMF Advisory Agreement, as amended, were reasonable, especially in light of the proposed reductions to the fees payable by the Underlying Funds Trust to the Adviser, which reduces the indirect fees paid by Alpha.  The Board also considered that the Adviser may receive certain benefits from its relationship with the Fund, such as research and other services in exchange for brokerage allocation, and determined that such benefits have been of a de minimis nature.  Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the Amended HAMF Advisory Agreement.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, AS A SHAREHOLDER OF ALPHA, VOTE “FOR” PROPOSAL NO. 1 FOR THE APPROVAL OF AMENDMENT TO THE HAMF ADVISORY AGREEMENT.

ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR”
APPROVAL OF THE AMENDED HAMF ADVISORY AGREEMENT.

PROPOSAL NO. 2:

TO APPROVE AN AMENDMENT TO THE OPERATING SERVICES AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF ALPHA, AND THE ADVISER; PURSUANT TO WHICH THE OPERATING SERVICES FEE WILL BE INCREASED BY 0.75% RESULTING IN ALPHA PAYING THE ADVISER AN ANNUAL OPERATING SERVICES FEE EQUAL TO 1.49% OF THE FUND’S AVERAGE DAILY NET ASSETS

Background and Legal Analysis.  Pursuant to an operating services agreement dated September 9, 2009 (the “HAMF Services Agreement”), Hatteras Alternative Mutual Funds, LLC provides day-to-day operational services to the series of Hatteras Alternative Mutual Funds Trust, including Alpha.  On June 10, 2009, the Board, including all of the Independent Trustees, met in person to consider the approval of the HAMF Services Agreement, in light of the acquisition of a majority of the interests of Alpha’s investment adviser at that time, Alternative Investment Partners, LLC, by Hatteras Capital Investment Management, LLC.

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders and precisely describes all compensation payable thereunder.  Although the Services Agreement is separate from the investment advisory agreement between the Trust and the Adviser, as an agreement between the Trust and its investment adviser for services provided, the Board has assumed that the Services Agreement is governed by the requirements of Section 15(a).  The proposed revisions to the Hatteras Agreements, including the HAMF Services Agreement, change the compensation payable thereunder and therefore require the approval of shareholders.

On December 3, 2010, the Board met in-person to discuss, among other things, the proposed revisions to the Hatteras Agreements and following the meeting held further discussions during executive sessions of only the Independent Trustees with counsel.  Acting on behalf of each of the Funds in their capacity as the sole shareholders of each of the series of Underlying Funds Trust, the Board approved amendments to the investment advisory agreement and operating services agreement between the Adviser and the Underlying Funds Trust, which decrease the fees payable directly by the Underlying Funds Trust (and indirectly by Alpha), subject to approval by the shareholders of Alpha of Proposals No. 1 and No. 2 set forth in this Proxy Statement.  After giving consideration to the factors set forth below under “Considerations of the Board of Trustees,” the Board, including a majority of the Independent Trustees, voted to approve the proposed amendments to the Hatteras Agreements, including to increase the operating services fee payable by Alpha under the HAMF Services Agreement to 1.49% of average daily net assets (the “Amended HAMF Services Agreement”), subject to shareholder approval, and recommended that the Amended HAMF Services Agreement be submitted to the shareholders of Alpha for approval.

Approval by the shareholders of Alpha is necessary to amend the HAMF Services Agreement, which increases the operating services fee payable by Alpha to 1.49% annually (an increase of 0.75%).  If approved by the shareholders of Alpha, the Amended HAMF Services Agreement will be executed and become effective on May 1, 2011.  Other than the change to the rate of the operating services fee, the terms and conditions of the Amended HAMF Services Agreement applicable to Alpha are unchanged.

Summary of the Amendment to the HAMF Services Agreement.  The proposed form of the Amended HAMF Services Agreement, as approved by the Board, is attached at Exhibit B and should be referenced for its specific terms.

Services and Fees.  The HAMF Services Agreement, in its current form and as amended, obligates the Adviser, either directly or by employing suitable sub-contractors, to provide compliance and other administrative oversight, provide continuous registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations,  prepare, print and mail reports, notices and prospectuses to current shareholders,  provide custodial services, daily fund account services, transfer agency, shareholder account servicing and distribution services,  provide insurance for fidelity and other coverage, advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees, as well as other day-to-day operational services required by the Funds.

Under the current form of the HAMF Services Agreement, the Adviser was compensated directly for these services to Alpha at an annual rate of 0.74% of average daily net assets and also indirectly under its operating services agreement with Underlying Funds Trust at the annual rate of 0.50% of each Underlying Fund’s average daily net assets.  The proposed amendment to the HAMF Services Agreement obligates Alpha to pay the Adviser directly an operating services fee equal to 1.49% if average daily net assets (on an annualized basis), in light of the decrease in fees payable under the investment advisory and operating services agreements between the Adviser and the Underlying Funds Trust.

Payment of Expenses.  No revision has been proposed with regard to the payment of expenses under the Amended HAMF Services Agreement.  Both the current and amended form of the HAMF Services Agreement provide that the Adviser will pay all of the costs and expenses incurred by it in connection with the services it provides Alpha, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders, all expenses related to marketing Alpha as well as related bookkeeping expenses..

Duration and Termination.  No revision has been proposed with regard to the duration and termination of the Amended HAMF Services Agreement.  Both the current and amended form of the HAMF Services Agreement provide that they shall continue in effect for two years from the respective effective date, and thereafter for successive periods of one year, subject to annual approval by the Board of Trustees, including by the Independent Trustees, or by Fund shareholders.  Both forms of the HAMF Services Agreement may be terminated by the Board or a vote of a majority of the shareholders, or by the Adviser, upon 60 days’ notice.

Other Provisions. Both the current and amended form of the HAMF Services Agreement provide that in the absence of willful misfeasance, bad faith or gross negligence, or reckless disregard in the performance of its duties, or breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to any liability to the Funds or the Trust, for any act or omission in the case of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of Fund assets.

The Adviser is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholders accounts.  These shareholder services may be performed by the Adviser directly or by others on behalf of the Adviser, and may include, among other things, assisting shareholders in processing their purchase, exchange, or redemption requests, processing dividend and distribution payments, or other administrative overhead associated with servicing Alpha’s shareholders.  The shareholder servicing agents have each entered into shareholder servicing agreements with the Adviser and perform these functions on behalf of their clients who own shares of Alpha.  For this service, the Adviser receives an annual shareholder servicing fee equal to 0.25% of Alpha’s average daily net assets.

Also, the Adviser provides investment advisory services to Alpha pursuant to the HAMF Advisory Agreement as described above.  Proposal No. 1 set forth above addresses the proposed amendment to the Services Agreement.  The Fee Tables and Expense Example calculations that compare the current and amended fee structure applicable to Alpha are set forth above under Proposal No. 1.

Compensation. For the fiscal year ended December 31, 2010, the Adviser received $11,104,326 in fees for its advisory, operating and shareholder services to Alpha and the Underlying Funds Trust.  If the amendments to the Hatteras Agreements, including those set forth in Proposals No. 1 and 2 of this Proxy Statement, the aggregate compensation received by the Adviser from Alpha and the Underlying Funds Trust would have been the same.

Required Vote.  Approval of the Amended HAMF Services Agreement requires the affirmative vote of a majority of the outstanding voting securities of Alpha.  “Majority” for these purposes, as permitted under the 1940 Act, means the vote of the lesser of (1) at least 67% of the outstanding shares present at the Meeting if more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or (2) more than 50% of the outstanding shares.  If the Amended HAMF Services Agreement is approved by the Alpha shareholders, it will become effective on May 1, 2011.

If the shareholders of Alpha do not approve the amendment to the HAMF Services Agreement, the proposed reductions in the fees payable to the Adviser by the Underlying Funds Trust pursuant to the investment advisory agreement and the operating services agreement, will not take effect, nor will the proposed breakpoint schedule proposed by the Adviser limiting the fees payable by Alpha as the Fund’s assets grow.  The Adviser may continue to provide operational services to Alpha under the current terms of the HAMF Services Agreement.

Considerations of the Board of Trustees.  The Board met in person during its quarterly meeting on December 3, 2010, including in executive session, to consider the approval of the amended HAMF Services Agreement.  The Board discussed and considered materials which had been distributed to them in advance of the meetings and prepared by the Adviser.  These materials included, among other things, information regarding the following: (a) all proposed changes relating to the fees charged pursuant to the Hatteras Agreements, including the terms of the proposed Expense Limitation Agreement;  (b) the impact of the amendment to the HAMF Services Agreement, as well as those to the other Hatteras Agreements, on the Adviser’s financial soundness, profitability and projected financial condition; (c) information on economies of scale resulting from the proposed breakpoints and Expense Limitation Agreement; (d) description of services provided to Alpha and those provided to the Underlying Funds Trust; (d) plans for growth of the Hatteras Funds complex.  The Board had the opportunity to ask representatives from the Adviser questions.

The Board of Trustees believes that the terms and conditions of the Amended HAMF Services Agreement are fair to, and in the best interests of, Alpha and its respective shareholders.  The Board of Trustees also believes that there will be no diminution in the services provided by the Adviser to Alpha.  In addition, when considering the overall impact of all of the proposed revisions to the Hatteras Agreement, the Board concluded that there would be no increase to the fees payable by the shareholders of Alpha and that, in light of the proposed Expense Limitation Agreement, overall fees payable by Alpha shareholders may decrease in the future.

During the Board’s meeting held on December 3, 2010, which included a separate executive session attended only by the Independent Trustees and the Funds’ independent counsel, the Trustees evaluated the quality of services the Adviser had provided in the past and was expected to continue to provide to the Fund and the compensation proposed to be paid to the Adviser under the Amended HAMF Services Agreement, as well as under the other Hatteras Agreements.  The Trustees gave equal consideration to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the compensation payable to the Adviser under the proposed Amended HAMF Services Agreement, in combination with the HAMF Advisory Agreement with the Adviser, as well as the investment advisory agreement and operating services agreement between Underlying Funds Trust and the Adviser, which combined will be at the same unitary rate as the compensation payable by to the Adviser under the Hatteras Agreements currently in place; (2) the potential to limit fees payable by the shareholders of Alpha as a result of the breakpoint schedule pursuant to the proposed Expense Limitation Agreement; (3) while the overall fees paid to the Adviser are higher than fees typically paid by other mutual funds, the fees were believed to continue to be reasonable considering the level of services to be provided, the research intensive investing strategies that will be used and the specialized skill required, the level of resources available to the Adviser to provide services to Alpha and that the various sub-advisers used by the Fund would continue to receive a significant portion of the fees received by the Adviser; (4) the favorable history, reputation, qualification and financial condition of the Adviser, as well as the qualifications of its personnel, noting in particular its complete satisfaction with the several representatives of the Adviser who had attended and contributed to Board meetings; and (5) the consistent high quality of services provided to Alpha by the Adviser, including the enhancements made to the Fund’s communications with shareholders and reports provided to Fund service providers.  Although the Board noted the Fund’s performance when considering the proposed amendments to the Hatteras Agreements overall, Fund performance was not determined to be of particular relevance with regard to the Adviser’s performance of the HAMF Services Agreement.

5

The Board also considered the Fund’s fees and expenses in relation to various industry averages and determined that the fees paid by the Alpha to the Adviser under the Amended HAMF Services Agreement, were reasonable, especially in light of the proposed reductions to the fees payable by the Underlying Funds Trust to the Adviser, which reduces the indirect fees paid by Alpha.  The Board also considered whether the Adviser received other benefits from its relationship with the Fund, but did not believe any such benefits were as a result of the HAMF Services Agreement, either in its current or proposed form.  Accordingly, the Board of Trustees recommends that the shareholders of the Fund vote to approve the Amended HAMF Services Agreement.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT YOU, AS A SHAREHOLDER OF ALPHA, VOTE “FOR” PROPOSAL NO. 2 FOR THE APPROVAL OF AMENDMENT TO THE HAMF SERVICES AGREEMENT.

ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR”
APPROVAL OF THE AMENDED HAMF SERVICES AGREEMENT.

GENERAL INFORMATION

Additional Information about the Trust and the Adviser.  The following is a list of the executive officers and Trustees of the Trust, their positions with the Trust, and their positions with the Adviser, if any:

Name	Position with the Trust	Position with the Adviser
Joseph E. Breslin	Independent Trustee and Chairman	None
Robert Anderson	Independent Trustee	None
H. Alexander Holmes	Independent Trustee	None
Thomas Mann	Independent Trustee	None
Steven E. Moss Joyce Montgomery Rocklin	Independent Trustee Independent Trustee	None None
Gregory S. Sellers	Independent Trustee	None
David B. Perkins	Interested Trustee and President	Chairman
Robert Lance Baker	Treasurer	Chief Financial Officer
J. Michael Fields	Secretary	Chief Operating Officer
Andrew P. Chica	Chief Compliance Officer	Chief Compliance Officer

In addition to Messrs. Perkins, Baker, Fields and Chica, the following individuals are officers of the Adviser:

Name	Position with the Adviser

Brian Jacobs	Chief Executive Officer
Robert L. Worthington	President

Hatteras Capital Investment Management, LLC is the managing member of the Adviser, Hatteras Alternative Mutual Funds, LLC, and owns 51.04% interest in the Adviser.

Other Matters to Come Before the Meeting.  The Trust’s management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement.  If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals.  The Meeting is a Special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. If such an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal or notice of the proposal, if the shareholder chooses to include the proposal in the Trust’s proxy materials, to the Trust within a reasonable time prior to the Trust printing and mailing its proxy materials in accordance with, respectively, Rule 14a-8 or Rule 14a-4(c) under the Securities Exchange Act.

Householding.  Only one copy of proxy materials and other documents related to the Funds, such as information statements, prospectuses and annual and semi-annual reports, etc. is being delivered to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  If you would like to discontinue householding for your accounts, please call toll-free at 1-877-Low-Beta (1-877-569-2382) to request individual copies of these documents.

IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED.  A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  ALTERNATIVELY, YOU MAY VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET AS EXPLAINED ON THE PROXY CARD.

David B. Perkins, President

/s/ David B. Perkins
Raleigh, North Carolina
January 20, 2011

EXHIBIT A

FORM OF AMENDED HAMF INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of this _____ day of ___________, 2011 by and between Hatteras Alternative Investment Partners, LLC, a Delaware limited liability company (the “Adviser”) and Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (the “Funds”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the assets of each Fund are invested in one or more series of Underlying Funds Trust, a structure that is commonly referred to as a fund-of-funds; and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment of Investment Adviser.  The Trust desires to employ the Funds’ capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Amended and Restated Declaration of Trust dated April 12, 2002, amended and restated on July 29, 2002, as amended from time to time (the “Charter”), and in its Prospectus as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Funds.  The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.           Delivery of Fund Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)	Charter.
(b)	By-Laws-of the Trust, as amended from time to time.
(c)	Resolutions of the Trustees of the Trust selecting Hatteras Alternative Investment Partners, LLC as Adviser to the Funds and approving the form of this Agreement.
(d)	Funds’ Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.           Name of Funds.  The Trust and the Funds may use the names set forth on Appendix A respectively only for so long as this Agreement or any other Investment Advisory Agreement between the Adviser and the Funds or any extension, renewal or amendment hereof or thereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Adviser’s business as investment adviser.  At such time as such an agreement shall no longer be in effect, the Funds will (to the extent that they lawfully can) cease to use such names or any other name indicating that they are advised by or otherwise connected with the Adviser or any organization which shall have so succeeded to the Adviser’s business.  The Trust acknowledges that the Adviser may grant the non-exclusive right to use the names set forth on Appendix A to any other corporation or entity, including but not limited to any investment company of which the Adviser or any subsidiary or affiliate thereof or any successor to the business thereof shall be an investment adviser.

4.           Services Provided by Adviser.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by identifying and supervising suitable Sub-Advisors (a) act in strict conformity with the Trust's Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) manage each Fund’s portfolio and furnish a continual investment program for the Funds through a fund-of-funds structure in which the assets of each Fund are invested in one or more series of Underlying Funds Trust in accordance with each Fund’s investment objective and policies as described in the Funds’ Prospectus, (c) make investment decisions for the Funds, (d) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services, (e) provide the Funds with office facilities which may be the Adviser's own offices, (f) determine what securities shall be purchased for the Funds, what securities shall be held or sold by the Funds, and allocate assets of the Funds to separate sub-accounts of the approved Sub-Advisors, and determine what portion of the Funds’ assets shall be held uninvested, (g) review asset allocations and investment policies with the Board of Trustees of the Funds every quarter, and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds.  In addition, the Adviser will furnish the Trust with whatever statistical information the Board of Trustees of the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing.

The Adviser will keep the Trust informed of developments materially affecting each Fund's portfolio, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

5.           Allocation of Charges and Expenses.  The Adviser will make available, without expense to the Funds, the services of such of its officers, directors and employees as may be duly elected officers or trustees of the Funds, subject to the individual consent of such persons to serve and to any limitations imposed by law.  The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with investment and economic research, trading and investment management of the Funds.  The Adviser will not be required to pay any investment advisory related expenses of the Funds other than those specifically allocated to it in this paragraph 5.  In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

6.           Compensation of the Adviser.  In consideration of the services rendered pursuant to this Agreement, the Fund(s) set forth on Appendix B will not compensate the Adviser.  As compensation for the services provided by the Adviser to each such Fund under this Agreement and under the separate Underlying Funds Trust Advisory Agreement, each series of the Underlying Funds Trust will pay to the Adviser a monthly fee as a percentage of its respective average daily net assets.

In consideration of the services rendered pursuant to this Agreement, each Fund set forth on Appendix C will pay to the Adviser a monthly fee of 0.25% (on an annualized basis) of its respective average daily net assets.

In the event of any termination of this Agreement, the fee provided for in this paragraph 6 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

7.           Services to Other Accounts.  The Trust understands that the Adviser may act in the future as investment adviser to fiduciary and other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase, or desire to sell, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each entity.  The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Funds or the size of the position purchased or sold by the Funds.  In addition, the Trust understands that the persons employed by the Adviser to provide service to the Funds in connection with the performance of the Adviser's duties under this Agreement will not devote their full time to that service.  Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any "affiliated person" of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

8.           Brokerage and Avoidance of Conflicts of Interest.  In connection with purchases or sales of portfolio securities for the account of the Funds, neither the Adviser nor any of its trustees, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales.  The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of portfolio securities for each Fund's account with brokers or dealers selected by the Adviser.  In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Funds the most favorable execution and net price available and will consider all factors it deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm's risk in positioning a block of securities.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Funds than may result when brokerage is allocated to other brokers on the basis of the best price and execution.  The Adviser is authorized to place orders for the purchase and sale of securities for the Funds with such brokers, subject to review by the Funds’ Trustees from time to time.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

9.           Standard of Care; Limitation of Liability.  The Adviser will exercise its best judgment in rendering the services described in paragraph 4 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).  Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

10.           Duration and Termination of this Agreement.  This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds.  The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Funds, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser.  This Agreement shall automatically terminate in the event of its assignment.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.           Amendment of this Agreement.  No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Funds and by the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

12.           Notice.   Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Hatteras Alternative Investment Partners, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615

To the Trust and the Funds at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

13.           Governing Law.  This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

14.           Miscellaneous.   Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

By:________________________________
Name:
Title:

HATTERAS ALTERNATIVE INVESTMENT PARTNERS, LLC

By:________________________________
Name:
Title:

APPENDIX A

➢	Alpha Hedged Strategies Fund

➢	Beta Hedged Strategies Fund

➢	[TBD]

APPENDIX B

➢	Beta Hedged Strategies Fund

APPENDIX C

➢	Alpha Hedged Strategies Fund

➢	[TBD]

EXHIBIT B

FORM OF AMENDED HAMF OPERATING SERVICES AGREEMENT

THIS AGREEMENT is made and entered into as of this ___ day of ________, 2011 by and between Hatteras Alternative Mutual Funds, LLC, a Delaware limited liability company (the “Adviser”) and Hatteras Alternative Mutual Funds Trust, a Delaware statutory trust (the “Trust”), regarding each series of the Trust (the “Funds”) set forth on Appendix A.

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the " 1940 Act"); and

WHEREAS, the Board of Trustees of the Trust has approved this Agreement, and the Adviser is willing to furnish such services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.           Appointment of Adviser as Primary Service Provider.  The Trust desires to employ the Adviser in performing or arranging for the delivery of all professional, administrative and operational services required by the Funds to operate their business in accordance with the limitations specified in its Declaration of Trust dated April 12, 2002, amended July 29, 2002, as amended from time to time (the "Charter"), and in its Prospectus as from time to time in effect (the "Prospectus"), and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Trust.  The Trust desires to employ and hereby appoints the Adviser to act as primary service provider to the Funds.  The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2.           Delivery of Fund Documents.  The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

(a)           Charter.
(b)           By-Laws-of the Trust, as amended from time to time.
(c)	Resolutions of the Trustees of the Trust selecting Hatteras Alternative Mutual Funds, LLC as Adviser to the Funds and approving the form of this Agreement.
(d)           Funds’ Prospectus.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.           Services Provided by Adviser as Primary Service Provider.  Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will, either directly or by employing suitable sub-contractors (a) act in strict conformity with the Trust’s Declaration of Trust, the Investment Company Act of 1940, as amended (the "1940 Act") and the Investment Advisers Act of 1940, as amended, (b) provide compliance and other administrative oversight in accordance with each Fund's investment objective and policies as described in the Funds’ Prospectus, (c) provide continuous registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations, (d)  preparation of and printing and mailing reports, notices and prospectuses to current shareholders, (e)  provide custodial services to each Fund’s portfolio, daily fund account services, transfer agency and shareholder account servicing and services in acting as the Funds’ distributor, (f)  providing required insurance for fidelity and other coverage as deemed appropriate by the Board of Trustees of the Trust, and (g) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board of Trustees of the Trust and its committees with respect to the foregoing matters and the conduct of the business of the Funds.  In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to ongoing operations of the Funds.

The Adviser will keep the Trust informed of any service related developments materially affecting the Funds, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.           Allocation of Charges and Expenses.  The Adviser will pay all expenses incurred in performing all professional, administrative and operational services under this Agreement. (a) costs incurred in connection with registration and maintenance of its registration under the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and state securities laws and regulations,  (b)  preparation of and printing and mailing reports, notices and prospectuses to current shareholders,  (c) transfer taxes on the sales of the Funds’ shares,  (d)  custodial, shareholder transfer charges and fees of the Funds’ distributor,  (e)  legal, auditing, tax return preparation and accounting expenses,  (f)  expenses of servicing shareholder accounts held at the Funds,  (g)  insurance expenses for fidelity and other coverage,  (h)  fees and expenses of Trustees who are not “interested persons” within the meaning of the Investment Company Act of 1940, and  (i)  expenses of Trustee and shareholder meetings.   The Adviser will not be required to pay any expenses of the Funds other than those specifically allocated to it in this paragraph 4.  In particular, but without limiting the generality of the foregoing, the Funds will be required to pay: brokerage and other expenses of executing portfolio transactions; transfer taxes on the sales of portfolio securities: other taxes or governmental fees; dividends paid out on short sales; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Funds’ business.

5.           Compensation of the Adviser.  In consideration of the services rendered pursuant to this Agreement, each Fund set forth on Appendix B will pay to the Adviser, as compensation for the services provided by the Adviser and its agents under this Agreement, a monthly fee of 0.74% (on an annualized basis) of the average net assets of the Funds.

In consideration of the services rendered pursuant to this Agreement, each Fund set forth on Appendix C will pay to the Adviser, as compensation for the services provided by the Adviser and its agents under this Agreement, a monthly fee of 1.49% (on an annualized basis) of its respective average daily net assets.

In the event of any termination of this Agreement, the fee provided for in this paragraph 5 shall be calculated on the basis of a period ending on the last day on which this Agreement is in effect, subject to a pro rata adjustment based on the number of days elapsed in the current period as a percentage of the total number of days in such period.

6.           Standard of Care; Limitation of Liability.  The Adviser will exercise its best judgment in rendering the services described in paragraph 3 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement.  Any person, even though an officer, director, employee, or agent of the Adviser, who may be or become an officer, trustee, employee or agent of the Funds, will be deemed, when rendering services to the Funds, to be rendering such services to, or acting solely for, the Funds and not as an officer, director, employee or agent, or one under the control or direction of the Adviser, even though paid by it.

7.           Duration and Termination of this Agreement.  This Agreement shall remain in force for an initial term of two years and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Funds.  The aforesaid requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.  This Agreement may, on sixty (60) days, written notice, be terminated at any time without the payment of any penalty, by the Board of Trustees of the Trust, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser.  This Agreement shall automatically terminate in the event of its assignment.  In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person", "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions, as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

8.           Amendment of this Agreement.  No provisions of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the Board of Trustees of the Funds, including a majority of the Trustees who are not interested persons of the Adviser or of the Funds, cast in person at a meeting called for the purpose of voting on such approval.

9.           Notice.   Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Hatteras Alternative Mutual Funds, LLC
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052
Attn:  J. Michael Fields, Chief Operating Officer
Facsimile:  (919) 846-3433

with a copy to:

Drinker Biddle & Reath, LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996
Attn:  Joshua B. Deringer, Esq.

To the Trust and the Funds at:

Hatteras Alternative Mutual Funds Trust
8540 Colonnade Center Drive, Suite 401
Raleigh, NC 27615-3052

with a copy to:

Blank Rome LLP
405 Lexington Avenue
New York, New York 10174
Attn: Thomas R. Westle, Esq.

10.           Governing Law.  This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by New York law in a manner not in conflict with the provisions of the 1940 Act.

11.           Miscellaneous.   Neither the holders of Shares of the Funds nor the Trustees shall be personally liable hereunder.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.  This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

12.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Funds, whereupon this letter shall become a binding contract between the Trust, on behalf of the Funds, and the Adviser.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST

By: /
Name: J. Michael Fields
Title: Secretary

HATTERAS ALTERNATIVE MUTUAL FUNDS, LLC

By:________________________________
Name: J. Michael Fields
Title: Chief Operating Officer

APPENDIX A

➢	Separate Series of Hatteras Alternative Mutual Funds Trust

➢	Alpha Hedged Strategies Fund

➢	Beta Hedged Strategies Fund

APPENDIX B

➢	Beta Hedged Strategies Fund

APPENDIX C

➢	Alpha Hedged Strategies Fund

VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 8540 Colonnade Center Drive, Suite 401, Raleigh, NC 27615 on March 16, 2011

Please detach at perforation before mailing.

PROXY		PROXY
HATTERAS ALPHA HEDGED STRATEGIES FUND
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 16, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
The undersigned hereby appoints David B. Perkins and J. Michael Fields, and each of them, as proxies for the undersigned, each with the power to appoint his substitute, for the Special Meeting of Shareholders of the Hatteras Alpha Hedged Strategies Fund (the “Fund”),  a series of Hatteras Alternative Mutual Funds Trust, to be held on March 16, 2011, at the offices of Hatteras Alternative Mutual Funds, LLC, 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina 27615 at 9:00 a.m. Eastern time (the Meeting), or any adjournments or postponements thereof, to vote, as designated below, all shares of the Fund, held by the undersigned at the close of business on January 18, 2011.  Capitalized terms used without definition have the meanings given to them in the accompanying Proxy Statement.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3505

NOTE:  Please sign exactly as your name appears on this Proxy.  If joint owners, EITHER may sign this Proxy.  When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature(s) (Title(s), if applicable)

Additional Signature (if held jointly)

Date AHS_22269A_012011

Important Notice Regarding the Availability of Proxy Materials for the Hatteras Alpha Hedged Strategies Fund
Shareholder Meeting to Be Held on March 16, 2011.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/hat22269

Please detach at perforation before mailing.

This proxy will be voted as specified below.  If the proxy is executed, but with respect to a particular proposal no specification is made, this proxy will be voted in favor of such proposal and in the discretion of the above-named proxies as to any other matter that may properly come before the Meeting or any adjournments or postponements thereof. Please indicate by filling in the appropriate box below.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example:  ■

☐	Mark this box to vote FOR all Proposals of fund(s) for which you own shares. (No other vote is necessary.)

1.
To approve an amendment to the investment advisory agreement by and between the Trust, on behalf of Alpha, and Hatteras Alternative Mutual Funds, LLC (the “Adviser”); pursuant to which Alpha will pay the Adviser an annual management fee equal to 0.25% of the Fund’s average daily net assets.
	FOR	AGAINST	ABSTAIN
	☐	☐	☐
2.
To approve an amendment to the operating services agreement by and between the Trust, on behalf of Alpha, and the Adviser; pursuant to which the operating services fee will be increased by 0.75% resulting in Alpha paying the Adviser an annual operating services fee equal to 1.49% of the Fund’s average daily net assets.
	☐	o	☐

Please note that the Board of Trustees has approved certain amendments to the investment advisory agreement and operating services agreement by and between Underlying Funds Trust and the Adviser, which decrease the fees payable indirectly by Alpha by an amount equal to the total increase in fees proposed above.  Such decrease in fees will only take effect if Alpha shareholders approve Proposals 1 and 2.
________________________________________________________________________________________

In their discretion, the named proxies may vote upon any other matter which may legally come before the Meeting, or any adjournments or postponements thereof.

EVERY VOTE IS IMPORTANT!  PLEASE VOTE TODAY USING ONE OF THE FOUR AVAILABLE OPTIONS!
AHS_22269A_012011